UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 7, 2006
                                                --------------------------------

                              CBASS Trust 2006-CB9
                        --------------------------------
                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
          ------------------------------------------------------------
              (Exact name of depositor as specified in its charter)

               Credit-Based Asset Servicing and Securitization LLC
          ------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)


        Delaware                   333-132809-39                   13-3387389
--------------------------------------------------------------------------------
    (State or other           (Commission File Number            (IRS Employer
     jurisdiction of            of issuing entity)               Identification
 incorporation of depositor)                                   No. of depositor)


85 Broad Street, New York, New York                               10004
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code      (212) 902-1000
                                                 -------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On December 7, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the CBASS Trust 2006-CB9 Mortgage Loan Asset-Backed Certificates, Series 2006-CB9 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as sponsor and U.S. Bank National Association, as trustee. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $724,979,000, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of December 6, 2006, by and between the Company and the Underwriter.

      The Class B-1, Class B-2, Class B-3, Class R, Class R-X, Class CE-1, Class CE-2 and Class P (the "Private Certificates") were sold by the Company to Goldman, Sachs & Co. on December 7, 2006, in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of the Private Certificates were applied by the Company toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of December 6, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of November 1, 2006, by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as sponsor and LaSalle Bank National Association, as trustee.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of December 7, 2006, between GS Mortgage Securities Corp., as purchaser and Credit-Based Asset Servicing and Securitization LLC, as seller (included as Exhibit P to Exhibit 4).

Exhibit 10.2 Confirmation, dated as of December 7, 2006, by and among The Bank of New York, the swap provider, LaSalle Bank National Association, the trustee, and Credit-Based Asset Servicing and Securitization LLC (included as part of Exhibit Q to Exhibit
                  4).

Exhibit 10.3 Credit Support Annex, dated as of December 7, 2006, by and between The Bank of New York, the swap provider, and LaSalle Bank National Association, the trustee (included as part of Exhibit Q to Exhibit 4).

Exhibit 10.4 Confirmation, dated as of December 7, 2006, by and between The Bank of New York, the cap provider, and LaSalle Bank National Association, the trustee (included as part of Exhibit Q to Exhibit 4).

Exhibit 10.5 Credit Support Annex, dated as of December 7, 2006, by and between The Bank of New York, the cap provider, and LaSalle Bank National Association, the trustee (included as part of Exhibit Q to Exhibit 4).

Exhibit 10.5 Custodial Agreement, dated as of November 1, 2006, by and among LaSalle Bank National Association, as trustee, Litton Loan Servicing LP, as servicer and The Bank of New York, as custodian (included as Exhibit R to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 26, 2006                   GS MORTGAGE SECURITIES CORP.



                                              By:  /s/ Michelle Gill
                                                  ----------------------------
                                              Name: Michelle Gill
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                    Paper or
Exhibit No.         Description                                Electronic (E)
-----------         -----------                                --------------

1                   Underwriting Agreement, dated as of
                    December 6, 2006, by and between GS
                    Mortgage Securities Corp., as
                    depositor and Goldman, Sachs & Co.,
                    as underwriter.

4                   Pooling and Servicing Agreement,                 (E)
                    dated as of November 1, 2006, by and
                    among the Company, as depositor,
                    Litton Loan Servicing LP, as
                    servicer, Credit-Based Asset
                    Servicing and Securitization LLC, as
                    sponsor and LaSalle Bank National
                    Association, as trustee.

10.1                Mortgage Loan Purchase Agreement,                (E)
                    dated as of September 14, 2006,
                    between GS Mortgage Securities Corp.,
                    as purchaser and Credit-Based Asset
                    Servicing and Securitization LLC, as
                    seller (included as Exhibit P-1 to
                    Exhibit 4).

10.2                Confirmation, dated as of December 7,            (E)
                    2006, by and among The Bank of New
                    York, the swap provider, LaSalle Bank
                    National Association, the trustee,
                    and Credit-Based Asset Servicing and
                    Securitization LLC (included as part
                    of Exhibit Q to Exhibit 4).

10.3                Credit Support Annex, dated as of                (E)
                    December 7, 2006, by and between The
                    Bank of New York, the swap provider,
                    and LaSalle Bank National Association,
                    the trustee (included as part of
                    Exhibit Q to Exhibit 4).

10.4                Confirmation, dated as of December 7,            (E)
                    2006, by and between The Bank of New
                    York, the cap provider, and LaSalle
                    Bank National Association, the trustee
                    (included as part of Exhibit Q to
                    Exhibit 4).

10.5                Credit Support Annex, dated as of                (E)
                    December 7, 2006, by and between The
                    Bank of New York, the cap provider,
                    and LaSalle Bank National
                    Association, the trustee (included as
                    part of Exhibit Q to Exhibit 4).

10.6                Custodial Agreement, dated as of                 (E)
                    November 1, 2006, by and among LaSalle
                    Bank National Association, as trustee,
                    Litton Loan Servicing LP, as servicer
                    and The Bank of New York, as custodian
                    (included as Exhibit R to Exhibit 4).